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                                  SENTO CORPORATION

                          1999 OMNIBUS STOCK INCENTIVE PLAN


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                                  TABLE OF CONTENTS

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
1.   ESTABLISHMENT AND PURPOSE.. . . . . . . . . . . . . . . . . . . . . . . . . . .1

2.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
          (a)  "AWARD AGREEMENT" . . . . . . . . . . . . . . . . . . . . . . . . . .1
          (b)  "BOARD OF DIRECTORS". . . . . . . . . . . . . . . . . . . . . . . . .1
          (c)  "CAUSE,"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
          (d)  "CHANGE IN CONTROL" . . . . . . . . . . . . . . . . . . . . . . . . .1
          (e)  "CODE". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (f)  "COMMITTEE" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (g)  "COMPANY" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (h)  "COMMON STOCK". . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (i)  "DIRECTOR". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (j)  "DISABILITY". . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (k)  "EFFECTIVE DATE". . . . . . . . . . . . . . . . . . . . . . . . . . .2
          (l)  "EXCHANGE ACT". . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (m)  "EXECUTIVE OFFICER" . . . . . . . . . . . . . . . . . . . . . . . . .3
          (n)  "EXERCISE DATE" . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (o)  "FAIR MARKET VALUE" . . . . . . . . . . . . . . . . . . . . . . . . .3
          (p)  "INCENTIVE AWARD" . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (q)  "INCENTIVE STOCK OPTION". . . . . . . . . . . . . . . . . . . . . . .3
          (r)  "ISSUE DATE". . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (s)  "NON-EMPLOYEE DIRECTOR" . . . . . . . . . . . . . . . . . . . . . . .3
          (t)  "NON-QUALIFIED STOCK OPTION". . . . . . . . . . . . . . . . . . . . .3
          (u)  "OPTION". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (v)  "PARTICIPANT" . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (w)  "PHANTOM STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          (x)  "PLAN". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          (y)  "REFERENCE VALUE" . . . . . . . . . . . . . . . . . . . . . . . . . .4
          (z)  "RESTRICTED STOCK". . . . . . . . . . . . . . . . . . . . . . . . . .4
          (aa) "RULE 16b-3". . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
               (ab) "SECURITIES ACT" . . . . . . . . . . . . . . . . . . . . . . . .4
               (ac) "STAND-ALONE SAR". . . . . . . . . . . . . . . . . . . . . . . .4
               (ad) "STOCK BONUS". . . . . . . . . . . . . . . . . . . . . . . . . .4
               (ae) "SUBSIDIARY. . . . . . . . . . . . . . . . . . . . . . . . . . .4
               (af) "TANDEM SAR. . . . . . . . . . . . . . . . . . . . . . . . . . .4
          (ag) "VESTING DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

3.   STOCK SUBJECT TO THE PLAN.. . . . . . . . . . . . . . . . . . . . . . . . . . .4
          (a)  SHARES AVAILABLE FOR AWARDS . . . . . . . . . . . . . . . . . . . . .4
          (b)  ADJUSTMENT FOR CHANGE IN CAPITALIZATION.. . . . . . . . . . . . . . .4
          (c)  RE-USE OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .5

4.   ADMINISTRATION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .5


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5.   ELIGIBILITY.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

6.   AWARDS UNDER THE PLAN; AWARD AGREEMENT. . . . . . . . . . . . . . . . . . . . .6


     7.   OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          (a)  IDENTIFICATION OF OPTIONS . . . . . . . . . . . . . . . . . . . . . .6
          (b)  EXERCISE PRICE. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          (c)  TERM AND EXERCISE OF OPTIONS. . . . . . . . . . . . . . . . . . . . .6
          (d)  LIMITATIONS ON INCENTIVE STOCK OPTIONS. . . . . . . . . . . . . . . .7
          (e)  EFFECT OF TERMINATION OF EMPLOYMENT . . . . . . . . . . . . . . . . .7
          (g)  ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL. . . . . . . . .8

8.   TANDEM SARS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
          (a)  BENEFIT UPON EXERCISE . . . . . . . . . . . . . . . . . . . . . . . .9
          (b)  TERM AND EXERCISE OF TANDEM SAR.. . . . . . . . . . . . . . . . . . .9

9.   STAND-ALONE SARS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
          (a)  BENEFIT UPON EXERCISE . . . . . . . . . . . . . . . . . . . . . . . 10
          (b)  TERM AND EXERCISE OF STAND-ALONE SARS . . . . . . . . . . . . . . . 10
          (c)  EFFECT OF TERMINATION OF EMPLOYMENT OR REMOVAL FROM BOARD OF
               DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
          (d)  ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL. . . . . . . . 11

10.  RESTRICTED STOCK. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
          (a)  ISSUE DATE AND VESTING DATE.. . . . . . . . . . . . . . . . . . . . 11
          (b)  CONDITIONS TO VESTING . . . . . . . . . . . . . . . . . . . . . . . 11
          (c)  RESTRICTIONS ON TRANSFER PRIOR TO VESTING.. . . . . . . . . . . . . 11
          (d)  DIVIDENDS ON RESTRICTED STOCK . . . . . . . . . . . . . . . . . . . 12
          (e)  ISSUANCE OF CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . 12
          (f)  CONSEQUENCES OF VESTING . . . . . . . . . . . . . . . . . . . . . . 12
          (g)  EFFECT OF TERMINATION OF EMPLOYMENT OR REMOVAL FROM BOARD OF
               DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
          (h)  EFFECT OF CHANGE IN CONTROL . . . . . . . . . . . . . . . . . . . . 13
          (i)  SPECIAL PROVISIONS REGARDING RESTRICTED STOCK AWARDS. . . . . . . . 13

11.  PHANTOM STOCK.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
          (a)  VESTING DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
          (b)  BENEFIT UPON VESTING. . . . . . . . . . . . . . . . . . . . . . . . 14
          (c)  CONDITIONS TO VESTING . . . . . . . . . . . . . . . . . . . . . . . 14
          (d)  EFFECT OF TERMINATION OF EMPLOYMENT OR REMOVAL FROM BOARD OF
               DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
          (e)  EFFECT OF CHANGE IN CONTROL . . . . . . . . . . . . . . . . . . . . 15
          (f)  SPECIAL PROVISIONS REGARDING PHANTOM STOCK AWARDS . . . . . . . . . 15

     12.  STOCK BONUSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15


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13.  RIGHTS AS A STOCKHOLDER. . . . . . . . . . . . . . . . . . . . . . . . . .  . 15

14.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD. . . . . . . . . . .16

15.  SECURITIES MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

16.  WITHHOLDING TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

17.  NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE. . . . . . . . . . . 17

18.  NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF
     THE CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

19.  AMENDMENT OR TERMINATION OF THE PLAN. . . . . . . . . . . . . . . . . . . . . 17

20.  TRANSFERS UPON DEATH; NONASSIGNABILITY. . . . . . . . . . . . . . . . . . . . 17

21.  EXPENSES AND RECEIPTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

22.  FAILURE TO COMPLY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

23.  EFFECTIVE DATE AND TERM OF PLAN.. . . . . . . . . . . . . . . . . . . . . . . 18

24.  APPLICABLE LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

25.  PARTICIPANT RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

26.  UNFUNDED STATUS OF AWARDS. . . . . . . . . . . . . . . . . . . . . . . . . . .19

27.  NO FRACTIONAL SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

28.  BENEFICIARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

29.  INTERPRETATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

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                                  SENTO CORPORATION

                          1999 OMNIBUS STOCK INCENTIVE PLAN


1.   ESTABLISHMENT AND PURPOSE.

     There is hereby adopted the Sento Corporation 1999 Omnibus Stock Incentive Plan (the "PLAN"). The Plan shall be the successor to the Stock Incentive Plan, as amended and restated on August 11, 1998 (the "PREDECESSOR PLAN"). Upon adoption of the Plan by the Board of Directors and approval of the Plan by stockholders of Sento Corporation (the "COMPANY"), no further awards shall be made under the Predecessor Plan. If the Plan is not approved by the stockholders of the Company, the Predecessor Plan shall remain in full force and effect. The Plan is intended to promote the interests of the Company and the stockholders of the Company by providing officers and other employees of the Company (including directors who are also employees of the Company) and persons who are expected to make a long-term contribution to the success of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and/or to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interest more closely to the interest of stockholders.

2.   DEFINITIONS.

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "AWARD AGREEMENT" shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

     (b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or any Subsidiary of the Company as the case may be.

     (c) "CAUSE," when used in connection with the termination of a Participant's employment by the Company, shall mean (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or
          (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause.

     (d)  "CHANGE IN CONTROL" shall mean any of the following occurrences:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then out standing securities;

                (ii) during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section) whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (iii) the stockholders of the Company approve, and the Company consummates, a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein above defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                (iv) the stockholders of the Company approve, and the Company consummates, a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "COMMITTEE" shall mean the committee of the Board of Directors appointed by the Board of Directors to administer the Plan. The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the Exchange Act).

     (g) "COMPANY" shall mean, Sento Corporation, a Utah corporation, or any successor corporation.

     (h) "COMMON STOCK" shall mean the common stock, $.25 par value, of the Company.

     (i)  "DIRECTOR" shall mean any member of the Board of Directors.


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     (j)  "DISABILITY" shall mean, when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

     (k) "EFFECTIVE DATE" shall mean the date upon which this Plan is adopted by the Board of Directors.

     (l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (m) "EXECUTIVE OFFICER" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

     (n) "EXERCISE DATE" shall mean the date on which a Participant may exercise an Incentive Award.

     (o) "FAIR MARKET VALUE" of a share of Common Stock, as of a date of determination, shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (ii) if the shares of Common Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (iii) if the shares of Common Stock are not then listed on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Common Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as determined by the Committee in good faith.

     (p) "INCENTIVE AWARD" shall mean an Option, Tandem SAR, Stand-Alone SAR, Restricted Stock grant, Phantom Stock grant or Stock Bonus granted pursuant to the terms of the Plan.

     (q) "INCENTIVE STOCK OPTION" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

     (r) "ISSUE DATE" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(e)of the Plan.

     (s) "NON-EMPLOYEE DIRECTOR" shall mean a Director who is not also an employee of the Company or any Subsidiary of the Company.

     (t) "NON-QUALIFIED STOCK OPTION" shall mean an Option that is not an Incentive Stock Option.


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

     (u) "OPTION" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7 of the Plan.

     (v) "PARTICIPANT" shall mean an employee of the Company or a Subsidiary of the Company or any Non-Employee Director to whom an Incentive Award is granted pursuant to the Plan, and, upon such individual's death, such individual's successors, heirs, executors and administrators, as the case may be.

     (w) "PHANTOM STOCK" shall mean the right, granted pursuant to Section 11 of the Plan, to receive in cash the Fair Market Value of a share of Common Stock.

     (x) "PLAN" shall mean this 1999 Omnibus Stock Incentive Plan, as amended from time to time.

     (y) "REFERENCE VALUE" shall mean, with respect to Stand-Alone SARs, the greater of the Fair Market Value or the value given by the Committee on the date of the grant.

     (z) "RESTRICTED STOCK" shall mean a share of Common Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10 of the Plan.

     (aa) "RULE 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act.

     (ab) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

     (ac) "STAND-ALONE SAR" shall mean a stock appreciation right granted pursuant to Section 9 of the Plan which is not related to any Option.

     (ad) "STOCK BONUS" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 12 of the Plan.

     (ae) "SUBSIDIARY" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     (af) "TANDEM SAR" shall mean a stock appreciation right granted pursuant to
          Section 8 of the Plan which is related to an Option.

     (ag) "VESTING DATE" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.   STOCK SUBJECT TO THE PLAN.

     (a)  SHARES AVAILABLE FOR AWARDS.

          The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 3,500,000 shares (subject to adjustment as provided herein), which shall include 2,500,000 shares authorized but unissued under the Predecessor Plan. The total number of


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

          shares reserved for issuance hereunder may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transfer ability as may apply to such shares pursuant to the Plan. The grant of a Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Incentive Awards may be granted pursuant to the Plan. Upon the exercise of any Tandem SAR, the related Option shall be canceled to the extent of the number of shares of Common Stock as to which the Tandem SAR is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Incentive Awards under the Plan.

     (b)  ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

          In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock which may thereafter be issued in connection with Incentive Awards, (ii) the number and kind of shares of stock issued or issuable in respect of outstanding Incentive Awards, and (iii) the exercise price, grant price, or purchase price relating to any Incentive Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

     (c)  RE-USE OF SHARES.

          Subject to the last sentence of Section 3(a), the following shares of Common Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever; any shares of Restricted Stock forfeited; and any shares in respect of which a Stand-Alone SAR.

4.   ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recogintion of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent in accordance with Section 162(m)of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Tandem SAR or Stand-Alone SAR or Incentive Award relating to Phantom Stock granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Tandem SAR relating to Non-Qualified Stock Options or Stand-Alone SAR or Incentive Award relating to Phantom Stock, and (ii) accelerate the Exercise Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such share.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, if, in either case, such action, omission or determination was taken or made by such member, director or employee in good faith and in a manner such member, director or employee reasonably believed to be in or not opposed to the best interests of the Company.

5.   ELIGIBILITY.

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such Participants as the Committee shall select from time to time. Notwithstanding the foregoing, only individuals who are employees of the Company or any Subsidiary of the Company as of the date of the grant of any Incentive Stock Option shall be eligible to receive such Incentive Stock Options.

6.   AWARDS UNDER THE PLAN; AWARD AGREEMENT.

     The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7.   OPTIONS.

     (a)  IDENTIFICATION OF OPTIONS.

          Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

     (b)  EXERCISE PRICE.

          Each Award Agreement with respect to an Option shall set forth the amount (the "OPTION EXERCISE PRICE") payable by the grantee to the Company upon exercise of the Option. The Option Exercise Price per share shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the Option Exercise Price shall in no event be less than the Fair Market Value of a share of Common Stock on the date the Option is granted.

     (c)  TERM AND EXERCISE OF OPTIONS.

               (1) The Committee shall determine the vesting schedule and expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant.

               (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

               (3) An Option shall be exercised by delivering notice (in the form attached to the Award Agreement, if a form of notice is attached) to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the full amount of the purchase price, (iii) by delivering shares of Common Stock owned by the Participant with appropriate stock powers, (iv) by electing to have the Company retain shares of Common Stock which would otherwise be issued on the exercise of the Option, or (v) any combination of the foregoing forms. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such shares shall be valued at their Fair Market Value as of the exercise date.

               (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

     (d)  LIMITATIONS ON INCENTIVE STOCK OPTIONS.

               (1) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary of the Company) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

               (2) No Incentive Stock Option may be granted to an individual if, at the time of the grant, such individual owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price per share of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of 5 years from the date such Incentive Stock Option is granted.

     (e)  EFFECT OF TERMINATION OF EMPLOYMENT

               (1) Unless the applicable Award Agreement provides otherwise and except as provided by Sections 7(g) and 9(d) with respect to a Change of Control, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall be terminated by the employee or by the Company for Cause (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 30 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

               (2) Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

               (3) Unless the applicable Award Agreement provides otherwise and except as provided by Sections 7(g) and 9(d), in the event that the employment of a Participant with the Company or a Subsidiary of the Company shall terminated by the Company in connection with a reduction in force or for any other reason other than death, Disability or Cause, (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

     (f)  EFFECT OF REMOVAL FROM BOARD OF DIRECTORS

          Unless the applicable Award Agreement provides otherwise, in the event a Director ceases to serve on the Board of Directors, the Committee shall determine the effect such termination has with respect to Options granted to such Director; PROVIDED, that (i) Options granted to such Director, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination and (ii) no Option shall be exercisable after the expiration of its term. Notwithstanding the foregoing, Options granted to a Director while such Director was also an employee of the Company or any Subsidiary of the Company shall be governed by the provisions set forth in Section 7(e).

     (g)  ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL.

               (1)  Upon the occurrence of a Change in Control described in
          Section 2(d)(i), (ii), or (iii), if, (A) the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated requires such Participant to move more than 50 miles from such Participant's place of residence within 1 year of the Change in Control; or (B) notwithstanding Section 7(e)(1)(ii), the employment of the Participant with the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated is terminated within 1 year of the Change in Control; or (C) the Participant is required to change assignments within the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated and is given lower responsibilities as a result of such change within 1 year of the Change in Control, then each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until the later of (Y) 30 days following the occurrence of said Change in Control, and (Z) 30 days following the occurrence of the change described in (A), (B), or
          (C) above. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

               (2) Upon the occurrence of a Change in Control to which Section 7(g)(1) does not apply, each Option granted under the Plan and outstanding at such time shall be treated as provided by any written plan or agreement approved by the stockholders pursuant to which such Change in Control occurs; provided, that if such Change in Control is not governed by any plan or agreement approved by the stockholders, the erms and conditions, including the vesting and expiration, of each Option shall not be affected by such Change in Control.

8.   TANDEM SARS.

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

     (a)  BENEFIT UPON EXERCISE.

          The exercise of a Tandem SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the Option Exercise Price per share of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

     (b)  TERM AND EXERCISE OF TANDEM SAR.

               (1) A Tandem SAR shall be exercisable (i) only if and to the extent that its related Option is exercisable and (ii) only if at the time of such exercise, the Fair Market Value of a share of Common Stock exceeds the Option Exercise Price per share of the related Option.

               (2) The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent that the number of shares of Common Stock remaining subject to such Option is less than the number of shares then subject to such Tandem SAR. Such Tandem SARs shall be canceled in the order in which they become exercisable.

               (3) A Tandem SAR may be exercised for all or any portion of the shares as to which the related Option is exercisable; provided, that no partial exercise of a Tandem SAR shall be for less than a number of shares having an aggregate option exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

               (4) No Tandem SAR shall be assignable or transferable otherwise than together with its related Option, and any such transfer or assignment will be subject to the provisions of Section 20 of the Plan.

               (5) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.   STAND-ALONE SARS.

     (a)  BENEFIT UPON EXERCISE.

          The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the exercise date over (ii) the Reference Value of the Stand-Alone SAR. Such payments shall be made as soon as practicable after the effective date of such exercise.

     (b)  TERM AND EXERCISE OF STAND-ALONE SARS.

               (1) Unless the applicable Award Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and
          fourth anniversaries of the date of grant.   The Committee shall
          determine the expiration date of each Stand-Alone SAR. Unless the applicable Award Agreement provides other wise, no Stand-Alone SAR shall be exercisable prior to the date of grant.

               (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate Reference Value of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

               (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

     (c)  EFFECT OF TERMINATION OF EMPLOYMENT OR REMOVAL FROM BOARD OF
          DIRECTORS.

          The provisions set forth in Section 7(e) and 7(f) with respect to the exercise of Options shall apply as well to the exercise of Stand-Alone SARs.

     (d)  ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL.

          The provisions set forth in Section 7(g) with respect to the exercise of Options shall apply as well to the exercise of Stand-Alone SARs.

10.  RESTRICTED STOCK.

     (a)  ISSUE DATE AND VESTING DATE.

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company or a Subsidiary of the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e) of the Plan. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) of the plan are satisfied, and except as provided in Section 10(g) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of
          Section 10(c) of the Plan shall lapse.

     (b)  CONDITIONS TO VESTING.

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

     (c)  RESTRICTIONS ON TRANSFER PRIOR TO VESTING.

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

     (d)  DIVIDENDS ON RESTRICTED STOCK.

          The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

     (e)  ISSUANCE OF CERTIFICATES.

               (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the 1999 Omnibus Stock Incentive Plan of Sento Corporation (the "Company") and an Award Agreement entered into between the registered owner of such shares and the Company. A copy of such Plan and Award Agreement is on file in the office of the Secretary of the Company, 808 East Utah Valley Drive, American Fork, Utah 84003.

          Such legend shall not be removed until such shares vest pursuant to the terms of the applicable Award Agreement.

               (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

     (f)  CONSEQUENCES OF VESTING.

          Upon the vesting of a share of Restricted Stock pursuant to the terms of the applicable Award Agreement, the restrictions of Section 10(c) of the Plan shall lapse. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e) of the Plan.

     (g)  EFFECT OF TERMINATION OF EMPLOYMENT OR REMOVAL FROM BOARD OF
          DIRECTORS.

               (1) Unless the applicable Award Agreement provides otherwise, the Committee shall determine, upon the termination of a Participant's employment by the Company or any Subsidiary of the Company for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to the Company, provided that if the Committee, in its sole discretion and within 30 days after such termination of employment notifies the Participant in writing of its decision not to terminate the Participant's rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. If shares of Restricted Stock are forfeited in accordance with the provision of this Section 10, the Company shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

               (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares.

               (3) Unless the applicable Award Agreement provides otherwise, the Committee shall determine the effect the removal of a Director from the Board of Directors shall have on such Director's Restricted Stock award. Notwithstanding the foregoing, Restricted Stock awards granted to a Director while such Director was also an employee of the Company or any Subsidiary of the Company shall be governed by the provisions set forth in this Section 10(g)(1) and (2).

     (h)  EFFECT OF CHANGE IN CONTROL.

               (1)  Upon the occurrence of a Change in Control described in
          Section 2(d)(i), (ii), or (iii), if, (A) the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated requires such Participant to move more than 50 miles from such Participant's place of residence within 1 year of the Change in Control; or (B) notwithstanding Section 10(g), the employment of the Participant with the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated is terminated within 1 year of the Change in Control; or (C) the Participant is required to change assignments within the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated and is given lower responsibilities as a result of such change within 1 year of the Change in Control, then each share of Restricted Stock granted under the Plan and outstanding at such time shall immediately vest and all restrictions on such shares shall immediately lapse.

               (2) Upon the occurrence of a Change in Control to which Section 10(h)(1) does not apply, each share of Restricted Stock granted under the Plan and outstanding at such time shall be treated as provided by any written plan or agreement approved by the stockholders pursuant to which such Change in Control occurs; provided, that if such Change in Control is not governed by any plan or agreement approved by the stockholders, the terms and conditions, including the vesting and expiration, of each share of Restricted Stock shall not be affected by such Change in Control.

     (i)  SPECIAL PROVISIONS REGARDING RESTRICTED STOCK AWARDS.

          Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 10 shall be based on the attainment by the Company (or a Subsidiary or division of the Company if applicable) of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company or any Subsidiary of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock; (iii) the attainment of a specified percentage increase in net income of the Company or any Subsidiary of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company or any Subsidiary of the Company. Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such performance measures have been certified by the Committee.

11.  PHANTOM STOCK.

     (a)  VESTING DATE.

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) of the Plan are satisfied, and except as provided in Section 11(d) of the Plan, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  BENEFIT UPON VESTING.

          Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  CONDITIONS TO VESTING.

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

     (d)  EFFECT OF TERMINATION OF EMPLOYMENT OR REMOVAL FROM BOARD OF
          DIRECTORS.

               (1) Unless the applicable Award Agreement provides otherwise, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason.

               (2) Unless the applicable Award Agreement provides otherwise, the Committee shall determine the effect the removal of a Director from the Board of Directors shall have on such Director's Phantom Stock award. Notwithstanding the foregoing, Phantom Stock awards granted to a Director while such Director was also an employee of the Company or any Subsidiary of the Company shall be governed by the provisions set forth in this Section 11(d)(1).


     (e)  EFFECT OF CHANGE IN CONTROL.

               (1)  Upon the occurrence of a Change in Control described in
          Section 2(d)(i), (ii), or (iii), if, (A) the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated requires such Participant to move more than 50 miles from such Participant's place of residence within 1 year of the Change in Control; or (B) notwithstanding Section 11(d), the employment of the Participant with the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated is terminated within 1 year of the Change in Control; or (C) the Participant is required to change assignments within the Company, any Subsidiary of the Company or any entity into which the Company or any Subsidiary is merged or consolidated and is given lower responsibilities as a result of such change within 1 year of the Change in Control, then each share of Phantom Stock granted under the Plan and outstanding at such time shall immediately vest.

               (2) Upon the occurrence of a Change in Control to which Section 11(e)(1) does not apply, each share of Phantom Stock granted under the Plan and outstanding at such time shall be treated as provided by any written plan or agreement approved by the stockholders pursuant to which such Change in Control occurs; provided, that if such Change in Control is not governed by any plan or agreement approved by the stockholders, the terms and conditions, including the vesting and expiration, of each share of Phantom Stock shall not be affected by such Change in Control.

     (f)  SPECIAL PROVISIONS REGARDING PHANTOM STOCK AWARDS.

          Notwithstanding anything to the contrary contained herein, Phantom Stock granted pursuant to this Section 11 to officers of the Company or any Subsidiary of the Company shall be based on the attainment by the Company or any Subsidiary of the Company of performance goals pre-established by the Committee, based on one or more of the following criteria: (i) the attainment of a specified percentage return on total stockholder equity of the Company or any Subsidiary of the Company; (ii) the attainment of a specified percentage increase in earnings per share of Common Stock from continuing operations; (iii) the attainment of a specified percentage increase in net income of the Company or any Subsidiary of the Company; and (iv) the attainment of a specified percentage increase in profit before taxation of the Company or any Subsidiary of the Company. Attainment of any such performance criteria shall be determined in accordance with generally accepted accounting principles as in effect from time to time. No cash payment in respect of any Phantom Stock award will be paid to any such officer until the attainment of the respective performance measures have been certified by the Committee.

12.  STOCK BONUSES.

     In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.  RIGHTS AS A STOCKHOLDER.

     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(b) of the Plan, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD.

     Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or any Subsidiary of the Company or interfere in any way with the right of the Company or any Subsidiary of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

15.  SECURITIES MATTERS.

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof and of the applicable Award Agreement, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made


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

          pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.  WITHHOLDING TAXES.

     Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a fair market value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "TAX DATE"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

17.  NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.

     If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company in writing of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Code
Section 83(b).

18.  NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF THE
     CODE.

     Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company in writing of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

19.  AMENDMENT OR TERMINATION OF THE PLAN.

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code or to the extent such approval is required by the rules of any stock exchange on which the Common Stock is listed. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4 of the Plan, which discretion may be exercised without amendment to the

Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

20.  TRANSFERS UPON DEATH; NONASSIGNABILITY.

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status. Notwithstanding the foregoing, subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

21.  EXPENSES AND RECEIPTS.

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.  FAILURE TO COMPLY.

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary or transferee) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary or transferee) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.  EFFECTIVE DATE AND TERM OF PLAN.

     The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

24.  APPLICABLE LAW.

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Utah, without reference to the principles of conflicts of law.

25.  PARTICIPANT RIGHTS.

     No Participant shall have any claim to be granted any Incentive Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Common Stock certificate to him for such shares.

26.  UNFUNDED STATUS OF AWARDS.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

27.  NO FRACTIONAL SHARES.

     No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Incentive Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.  BENEFICIARY.

     A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the Participant's beneficiary.

29.  INTERPRETATION.

     The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, with Section 162(m) and 422 of the Code, and all provisions hereof shall be construed in a manner to so comply.


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